UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-04993

Nicholas Limited Edition, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1. Report to Stockholders.

ANNUAL REPORT
December 31, 2019

NICHOLAS
LIMITED EDITION, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.nicholasfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

WWW.NICHOLASFUNDS.COM

NICHOLAS LIMITED EDITION, INC.

February 2020

Dear Fellow Shareholders:

     The year ended December 31, 2019 was a great year for small-cap stocks as measured by the Russell 2000 Index as uncertainty ebbed toward the end of the year and markets welcomed more “easy money” from central banks around the world. Trade-related anxiety and slowing growth in multiple parts of the world led the U.S. Federal Reserve to lower the cost of money three times during 2019, and the European Central Bank announced plans to restart its quantitative easing program. During the fourth quarter of 2019, the U.S. and China reached an agreement that lowered the angst of markets worldwide. These factors provided the necessary animal spirits to make 2019 a strong one for many financial returns.

     For the year ended December 31, 2019, Nicholas Limited Edition – Class I (the “Fund”) gained 27.37% compared to 28.48% for the Russell 2000 Growth Index, 25.52% for the Russell 2000 Index and 31.49% for the Standard & Poor’s (“S&P”) 500 Index. Additional returns for the Fund and selected indices are provided in the chart below for the periods ended December 31, 2019.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Nicholas Limited Edition, Inc. – Class I	27.37%	14.78%	10.78%	13.33%
Nicholas Limited Edition, Inc. – Class N	27.09%	14.45%	10.43%	12.96%
Russell 2000 Growth Index	28.48%	12.49%	9.34%	13.01%
Russell 2000 Index	25.52%	8.59%	8.23%	11.83%
Morningstar Small-Cap Growth Fund Category	27.68%	13.66%	9.92%	12.68%
Standard & Poor’s 500 Index	31.49%	15.27%	11.70%	13.56%
Ending value of $10,000 invested in
Nicholas Limited Edition, Inc. – Class I	$12,737	$15,122	$16,681	$34,944
Ending value of $10,000 invested in
Nicholas Limited Edition, Inc. – Class N	$12,709	$14,993	$16,424	$33,831
Fund’s Class I Expense Ratio (from 04/30/19 Prospectus): 0.86%
Fund’s Class N Expense Ratio (from 01/29/20 Prospectus): 1.15%

The Fund’s expense ratios for the period ended December 31, 2019 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses; while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. Class I shares and Class N shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     The Fund relative to the Russell 2000 Growth Index outperformed in the technology, financial, industrial, materials, and real estate sectors while trailing the health care, consumer and energy sectors. The top five contributors to performance were Paylocity Holding, Cohen & Steers, Rapid7, CyberArk Software and BMC Stock Holdings. The bottom five contributors to performance were Vocera Communications, Healthcare Services Group, Evolent Health, Tabula Rasa Healthcare and LivaNova. The majority of the underperformance was driven by the strong returns in the biotechnology area, where the Fund does not have direct holdings.

     As of December 31, 2019, the Fund consisted of 69 stocks and approximately 5.00% cash. We believe the Fund is well diversified with sector weightings consisting of approximately 30% information technology, 22% industrials, 15% health care, 11% consumer related, 9% financials, 5% in materials and 3% in real estate stocks.

     Stock market performance in the U.S. over the last several years had been driven by growth companies, and this continued in 2019 with the fastest growing companies posting the best stock market returns. However, sales and earnings growth declined during 2019 for the companies in the S&P 500 Index, and we believe that 2020 will see a similar result. Further, we could see major economies, including the Eurozone and China, post better growth as compared to the U.S. since they experienced slowing growth during 2018 and 2019 while the U.S. did not.

     Aside from these general comments, we spend the majority of our working days on uncovering opportunities using our consistent process and the following belief: investing in companies that can generate positive growth, good returns on capital and sell at attractive valuations is the best way to drive investment performance over the long run.

     Thank you for your continued support.

     Sincerely,

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involve risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.

Diversification does not assure a profit nor protect against loss in a declining market.

Return on capital is a performance ratio that aims to measure the percentage return that investors in a company are earning from their invested capital.

Earnings growth is not representative of the Fund’s future performance.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index. Each Morningstar Category average represents a universe of funds with similar investment objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN NICHOLAS LIMITED EDITION, INC. – CLASS I, RUSSELL 2000 INDEX AND RUSSELL 2000 GROWTH INDEX

     The line graph, which follows, compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Class I, to the same investment over the same period in two peer group indices. The graph assumes a $100,000 investment in the Fund’s Class I and the indices at the beginning of the first fiscal year. The peer group in the graph includes the Russell 2000 Index and the Russell 2000 Growth Index. The Adviser believes the Russell 2000 Index and the Russell 2000 Growth Index are representative of the performance of small- and medium-capitalization growth companies in which the Fund primarily invests and provide a meaningful and representative basis of comparison for Fund investors.

     The Fund’s Class I average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended	Five Years Ended	Ten Years Ended
	December 31,	December 31,	December 31,
	2019	2019	2019
Average Annual Total Return	27.37%	10.78%	13.33%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCLEX)
For a share outstanding throughout each period

		Years Ended December 31,
	2019	2018	2017	2016		2015
NET ASSET VALUE, BEGINNING OF PERIOD	$23.50	$26.32	$23.69	$23.31		$25.63
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(1)	.06	.01	(.04)	.01		(.01)
Net gain (loss) on securities
(realized and unrealized)	6.37	(.31)	4.77	2.90		(.43)
Total from investment operations	6.43	(.30)	4.73	2.91		(.44)
LESS DISTRIBUTIONS
From net investment income	(.06)	(.01)	—	(.00	)(2)	—
From net capital gain	(1.54)	(2.51)	(2.10)	(2.53)		(1.88)
Total distributions	(1.60)	(2.52)	(2.10)	(2.53)		(1.88)
NET ASSET VALUE, END OF PERIOD	$28.33	$23.50	$26.32	$23.69		$23.31

TOTAL RETURN	27.37%	(1.00)%	19.92%	12.37%		(1.83)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$433.4	$341.4	$358.0	$298.0		$273.4
Ratio of expenses to average net assets	.86%	.86%	.86%	.86%		.86%
Ratio of net investment income (loss)
to average net assets	.22%	.05%	(.14)%	.04%		(.04)%
Portfolio turnover rate	21.56%	23.38%	29.67%	42.07%		27.80%

(1)	Computed based on average shares outstanding.
(2)	The amount rounds to $0.00.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNLEX)
For a share outstanding throughout each period

		Years Ended December 31,
	2019	2018	2017	2016	2015
NET ASSET VALUE, BEGINNING OF PERIOD	$21.86	$24.74	$22.44	$22.27	$24.66
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment loss(1)	(.01)	(.07)	(.11)	(.07)	(.10)
Net gain (loss) on securities
(realized and unrealized)	5.93	(.30)	4.51	2.77	(.41)
Total from investment operations	5.92	(.37)	4.40	2.70	(.51)
LESS DISTRIBUTIONS
From net investment income	—	—	—	—	—
From net capital gain	(1.54)	(2.51)	(2.10)	(2.53)	(1.88)
Total distributions	(1.54)	(2.51)	(2.10)	(2.53)	(1.88)
NET ASSET VALUE, END OF PERIOD	$26.24	$21.86	$24.74	$22.44	$22.27

TOTAL RETURN	27.09%	(1.33)%	19.57%	12.00%	(2.19)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$30.0	$28.6	$33.0	$33.3	$31.5
Ratio of expenses to average net assets	1.11%	1.17%	1.19%	1.21%	1.21%
Ratio of net investment loss
to average net assets	(.03)%	(.27)%	(.46)%	(.30)%	(.39)%
Portfolio turnover rate	21.56%	23.38%	29.67%	42.07%	27.80%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
December 31, 2019 (unaudited)

Percentage
Name	of Net Assets
Paylocity Holding Corporation	2.11%
WNS (Holdings) Limited	1.90%
BMC Stock Holdings, Inc.	1.84%
CyberArk Software Ltd.	1.84%
i3 Verticals, Inc. – Class A	1.83%
ICON plc	1.82%
Euronet Worldwide, Inc.	1.80%
Descartes Systems Group Inc. (The)	1.75%
ICF International, Inc.	1.74%
Murphy USA Inc.	1.73%
Total of top ten	18.36%

Sector Diversification (As a Percentage of Portfolio)
December 31, 2019 (unaudited)

Fund Expenses
For the six month period ended December 31, 2019 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period*
	06/30/19	12/31/19	07/01/19 – 12/31/19
Actual	$1,000.00	$1,068.20	$4.48
Hypothetical	1,000.00	1,020.66	4.38
(5% return before expenses)

*

Expenses are equal to the Fund’s Class I six-month annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one-half year period.

Fund Expenses (continued)
For the six month period ended December 31, 2019 (unaudited)

Class N	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period**
	06/30/19	12/31/19	07/01/19 – 12/31/19
Actual	$1,000.00	$1,067.30	$5.58
Hypothetical	1,000.00	1,019.61	5.45
(5% return before expenses)

**

Expenses are equal to the Fund’s Class N six-month annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one-half year period.

Schedule of Investments
December 31, 2019

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.66%
	Consumer Discretionary – Automobiles & Components — 1.34%
82,000	Dorman Products, Inc. *	$6,209,040
	Consumer Discretionary – Durables & Apparel — 1.85%
160,000	La-Z-Boy Incorporated	5,036,800
92,500	M.D.C. Holdings, Inc.	3,529,800
		8,566,600
	Consumer Discretionary – Retailing — 2.88%
68,500	Murphy USA Inc. *	8,014,500
82,000	Ollie’s Bargain Outlet Holdings, Inc. *	5,355,420
		13,369,920
	Consumer Discretionary – Services — 2.93%
225,000	Carriage Services, Inc.	5,760,000
352,500	Wendy’s Company (The)	7,829,025
		13,589,025
	Consumer Staples – Food & Staples Retailing — 1.00%
65,000	PriceSmart, Inc.	4,616,300
	Consumer Staples – Food, Beverage & Tobacco — 1.41%
292,500	Nomad Foods Limited *	6,543,225
	Financials – Banks — 3.36%
188,394	First Financial Bancorp.	4,792,743
137,500	Glacier Bancorp, Inc.	6,323,625
59,500	IBERIABANK Corporation	4,452,385
		15,568,753
	Financials – Diversified — 4.17%
116,500	Cohen & Steers, Inc.	7,311,540
222,866	Granite Point Mortgage Trust Inc.	4,096,277
52,300	Morningstar, Inc.	7,913,513
		19,321,330
	Financials – Insurance — 1.56%
170,000	Brown & Brown, Inc.	6,711,600
12,000	Goosehead Insurance, Inc. – Class A *	508,800
		7,220,400
	Health Care – Equipment & Services — 9.15%
73,500	LivaNova PLC *	5,544,105
102,500	NuVasive, Inc. *	7,927,350
47,500	STERIS plc	7,239,950
110,000	Tabula Rasa HealthCare, Inc. *	5,354,800
182,000	Varex Imaging Corporation *	5,425,420

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
December 31, 2019

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.66% (continued)
	Health Care – Equipment & Services — 9.15% (continued)
209,746	Vocera Communications, Inc. *	$4,354,327
215,000	Wright Medical Group N.V. *	6,553,200
		42,399,152
	Health Care – Pharmaceuticals, Biotechnology &
	Life Sciences — 6.07%
34,500	Bio-Techne Corporation	7,573,095
49,000	ICON plc *	8,439,270
145,000	Prestige Consumer Healthcare Inc. *	5,872,500
105,000	Syneos Health, Inc. *	6,244,875
		28,129,740
	Industrials – Capital Goods — 5.56%
137,500	A.O. Smith Corporation	6,550,500
162,500	Beacon Roofing Supply, Inc. *	5,196,750
297,710	BMC Stock Holdings, Inc. *	8,541,300
50,000	Middleby Corporation (The) *	5,476,000
		25,764,550
	Industrials – Commercial & Professional Services — 12.61%
100,000	Exponent, Inc.	6,901,000
222,500	Healthcare Services Group, Inc.	5,411,200
160,000	IAA, Inc. *	7,529,600
88,000	ICF International, Inc.	8,062,560
350,000	Interface, Inc.	5,806,500
255,000	KAR Auction Services, Inc.	5,556,450
165,000	Ritchie Bros. Auctioneers Incorporated	7,086,750
135,696	SP Plus Corporation *	5,757,581
109,470	US Ecology, Inc.	6,339,408
		58,451,049
	Industrials – Transportation — 3.77%
155,000	Knight-Swift Transportation Holdings Inc.	5,555,200
273,766	Marten Transport, Ltd.	5,883,231
166,000	Werner Enterprises, Inc.	6,040,740
		17,479,171
	Information Technology – Semiconductors &
	Semiconductor Equipment — 4.83%
360,000	Lattice Semiconductor Corporation *	6,890,400
80,140	Power Integrations, Inc.	7,926,648
142,600	Semtech Corporation *	7,543,540
		22,360,588

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
December 31, 2019

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.66% (continued)
	Information Technology – Software & Services — 25.08%
136,000	BlackLine, Inc. *	$7,012,160
73,250	CyberArk Software Ltd. *	8,539,485
190,000	Descartes Systems Group Inc. (The) *	8,116,800
99,000	Envestnet, Inc. *	6,893,370
53,000	Euronet Worldwide, Inc. *	8,350,680
187,500	EVERTEC, Inc.	6,382,500
205,000	EVO Payments, Inc. – Class A *	5,414,050
94,500	ExlService Holdings, Inc. *	6,563,970
300,000	i3 Verticals, Inc. – Class A *	8,475,000
81,000	Paylocity Holding Corporation *	9,786,420
97,500	Q2 Holdings, Inc. *	7,905,300
82,000	Qualys, Inc. *	6,836,340
49,000	Rapid7, Inc. *	2,744,980
510,000	Repay Holdings Corporation *	7,471,500
89,000	Varonis Systems, Inc. *	6,916,190
133,400	WNS (Holdings) Limited *	8,824,410
		116,233,155
	Materials — 4.54%
59,500	AptarGroup, Inc.	6,879,390
233,500	GCP Applied Technologies Inc. *	5,302,785
192,500	PolyOne Corporation	7,082,075
35,403	UFP Technologies, Inc. *	1,756,343
		21,020,593
	Real Estate — 2.55%
154,933	Community Healthcare Trust Incorporated	6,640,428
115,200	NexPoint Residential Trust, Inc.	5,184,000
		11,824,428
	TOTAL COMMON STOCKS
	(cost $275,918,477)	438,667,019

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2019

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 5.05%
	U.S. Government Securities — 3.88%
$5,000,000	U.S. Treasury Bill 01/02/2020, 1.497%	$4,999,795
3,000,000	U.S. Treasury Bill 01/14/2020, 1.497%	2,998,401
7,000,000	U.S. Treasury Bill 01/21/2020, 1.513%	6,994,201
3,000,000	U.S. Treasury Bill 02/04/2020, 1.455%	2,995,941
		17,988,338
	Money Market Fund — 1.17%
5,426,940	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield 1.51%	5,426,940
	TOTAL SHORT-TERM INVESTMENTS
	(cost $23,415,278)	23,415,278
	TOTAL INVESTMENTS
	(cost $299,333,755) — 99.71%	462,082,297
	OTHER ASSETS, NET OF LIABILITIES — 0.29%	1,327,411
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$463,409,708

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
December 31, 2019

ASSETS
Investments in securities at value (cost $299,333,755)	$462,082,297
Receivables –
Dividend and interest	232,890
Capital stock subscription	1,501,503
Total receivables	1,734,393
Other	29,008
Total assets	463,845,698

LIABILITIES
Payables –
Due to adviser –
Management fee	284,867
Accounting and administrative fee	9,496
Total due to adviser	294,363
12b-1 and servicing fee	61,082
Capital stock redemption	20,774
Other payables and accrued expense	59,771
Total liabilities	435,990
Total net assets	$463,409,708

NET ASSETS CONSIST OF
Paid in capital	$300,661,166
Accumulated distributable earnings	162,748,542
Total net assets	$463,409,708

Class I
Net assets	$433,418,105
Shares outstanding	15,298,082
NET ASSET VALUE PER SHARE ($.01 par value,
39,000,000 shares authorized), offering price and redemption price	$28.33

Class N
Net assets	$29,991,603
Shares outstanding	1,143,077
NET ASSET VALUE PER SHARE ($.01 par value,
11,000,000 shares authorized), offering price and redemption price	$26.24

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 2019

INCOME
Dividend (net of foreign taxes of $18,810)	$4,123,150
Interest	566,551
Total income	4,689,701

EXPENSES
Management fee	3,265,598
Transfer agent fees	128,134
Accounting and administrative fees	108,853
Registration fees	58,310
12b-1 fees – Class N	54,955
Audit and tax fees	34,961
Postage and mailing	27,499
Accounting system and pricing service fees	27,110
Custodian fees	21,582
Directors’ fees	18,063
Servicing fees – Class N	17,978
Printing	15,928
Insurance	13,038
Legal fees	11,882
Other operating expenses	10,506
Total expenses	3,814,397
Net investment income	875,304

NET REALIZED GAIN ON INVESTMENTS	24,167,321

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	76,704,157
Net realized and unrealized gain on investments	100,871,478
Net increase in net assets resulting from operations	$101,746,782

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended December 31, 2019 and 2018

	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$875,304	$82,593
Net realized gain on investments	24,167,321	36,351,984
Change in net unrealized appreciation/depreciation
on investments	76,704,157	(41,127,924)
Net increase (decrease) in net
assets resulting from operations	101,746,782	(4,693,347)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment operations – Class I	(23,348,594)	(33,436,243)
Investment operations – Class N	(1,694,307)	(3,000,002)
Total distributions	(25,042,901)	(36,436,245)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(2,039,218 and 1,395,314 shares, respectively)	54,876,829	38,880,692
Reinvestment of distributions – Class I
(757,369 and 1,318,971 shares, respectively)	21,478,973	30,547,360
Cost of shares redeemed – Class I
(2,025,702 and 1,787,051 shares, respectively)	(55,513,893)	(48,260,742)
Proceeds from shares issued – Class N
(183,462 and 238,186 shares, respectively)	4,655,893	6,260,347
Reinvestment of distributions – Class N
(64,043 and 137,610 shares, respectively)	1,682,397	2,965,498
Cost of shares redeemed – Class N
(412,399 and 402,473 shares, respectively)	(10,418,697)	(10,314,670)
Change in net assets derived from
capital share transactions	16,761,502	20,078,485
Total increase (decrease) in net assets	93,465,383	(21,051,107)

NET ASSETS
Beginning of period	369,944,325	390,995,432
End of period	$463,409,708	$369,944,325

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
December 31, 2019

(1) Summary of Significant Accounting Policies —
Nicholas Limited Edition, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the
Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Notes to Financial Statements (continued)
December 31, 2019

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$438,667,019
Money Market Fund	5,426,940
Level 2 –
U.S. Government Securities	17,988,338
Level 3 –
None	—
Total	$462,082,297

(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for 12b-1 and shareholder servicing fees and certain other fees and expenses related to one class of shares.

Notes to Financial Statements (continued)
December 31, 2019

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Subsequent to April 30, 2017 through period end, the servicing fee was voluntarily reduced to 0.06% and subsequent to April 30, 2019 through period end, the 12b-1 fee was voluntarily reduced to 0.15%. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At December 31, 2019, reclassifications were recorded to increase accumulated net realized gain on investments and decrease paid in capital by $276.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	12/31/2019	12/31/2018
Distributions paid from:
Ordinary income	$875,304	$83,591
Long-term capital gain	24,167,597	36,352,654
Total distributions paid	$25,042,901	$36,436,245

As of December 31, 2019, investment cost for federal tax purposes was
$299,333,755 and the tax basis components of net assets were as follows:

Unrealized appreciation	$166,625,942
Unrealized depreciation	(3,877,400)
Net unrealized appreciation	162,748,542
Undistributed ordinary income	—
Accumulated net realized capital gain	—
Paid in capital	300,661,166
Net assets	$463,409,708

There was no difference between financial statement and tax-basis cost.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2019. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended
December 31, 2019. At December 31, 2019, the fiscal years 2016 through 2019 remain open to examination in the Fund’s major tax jurisdictions.

Notes to Financial Statements (continued)
December 31, 2019

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services –
Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of December 31, 2019. There have been no material subsequent events since December 31, 2019 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $6,514 for the year ended December 31, 2019 for legal services rendered by this law firm.

(3) Investment Transactions —
For the year ended December 31, 2019, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$87,861,987 and $95,121,608, respectively.

Notes to Financial Statements (continued)
December 31, 2019

(4) New Accounting Pronouncement —
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13,
“Disclosure Framework Changes to the Disclosure Requirements for Fair Value
Measurement,” which amends the fair value disclosure requirements of ASC 820.
The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The
ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements.

Report of Independent Registered
Public Accounting Firm

To the shareholders and the Board of Directors of Nicholas Limited Edition, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas Limited Edition, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
February 28, 2020

We have served as the auditor of one or more Nicholas investment companies since 1977.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
Class I	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
May 18, 1987(1)	$10.00	$—		$—		—	$10,000
December 31, 1987	9.15	.0900		—		13.9 times	9,242
December 31, 1988	11.29	.0969		.2527		14.1	11,762
December 31, 1989	12.49	.1453		.6151		16.3	13,804
December 31, 1990	12.03	.1207		.1213		14.2	13,566
December 31, 1991	16.86	.1228		.2407		21.9	19,429
December 31, 1992	18.77	.0815		.8275		18.8	22,690
December 31, 1993	18.68	.0867		1.6782		20.4	24,738
December 31, 1994	17.09	.1031		.9065		18.3	23,985
December 31, 1995	19.22	.0761		2.9353		25.2	31,223
December 31, 1996	20.74	.0124		2.6151		30.7	38,031
December 31, 1997	25.07	.0029		2.4886		33.0	50,590
December 31, 1998	24.20	.0142		1.2490		30.3	51,436
December 31, 1999	22.61	.0538		.5439		23.4	49,333
December 31, 2000	15.16	—		5.5800		25.9	45,063
December 31, 2001	16.37	—		.0357		25.5	48,764
December 31, 2002	12.49	—		.0311		21.4	37,299
December 31, 2003	17.43	—		—		24.2	52,051
December 31, 2004	19.59	—		.2679		25.3	59,309
December 31, 2005	19.23	—		1.8896		25.2	63,925
December 31, 2006	19.62	—		.8425		23.6	68,002
December 31, 2007	20.07	.0008		1.7607		24.7	75,615
December 31, 2008	13.93	.0301		.0327		14.9	52,733
December 31, 2009	17.76	.0005		—		23.5	67,234
December 31, 2010	21.85	—		1.5377		24.8	88,494
December 31, 2011	20.90	—		1.2484		22.9	89,672
December 31, 2012	21.06	.0043		2.0167		22.3	99,159
December 31, 2013	27.05	.0160		1.5957		23.9	134,984
December 31, 2014	25.63	.0002		2.6251		24.9	140,842
December 31, 2015	23.31	—		1.8767		23.4	138,262
December 31, 2016	23.69	.0012		2.5295		25.3	155,364
December 31, 2017	26.32	—		2.0989		27.7	186,320
December 31, 2018	23.50	.0063		2.5137		25.5	184,458
December 31, 2019	28.33	.0601	(a)	1.5436	(a)	29.2	234,944

(1) Date of Initial Public Offering.

(2) Based on latest 12 months accomplished earnings. (3) Assuming reinvestment of all distributions.

(a) Paid on December 27, 2019 to shareholders of record on December 26, 2019.

Historical Record (continued)
(unaudited)

		Net
		Investment			Dollar	Growth of
	Net	Income	Capital Gain		Weighted	an Initial
	Asset Value	Distributions	Distributions		Price/Earnings	$10,000
Class N	Per Share	Per Share	Per Share		Ratio(2)	Investment(3)
February 28, 2005(1)	$19.30	$—	$—		25.5 times	$10,000
December 31, 2005	19.19	—	1.8581		25.2	10,903
December 31, 2006	19.51	—	.8425		23.6	11,560
December 31, 2007	19.86	—	1.7607		24.7	12,802
December 31, 2008	13.78	.0062	.0327		14.9	8,909
December 31, 2009	17.54	.0005	—		23.5	11,341
December 31, 2010	21.50	—	1.5377		24.8	14,888
December 31, 2011	20.47	—	1.2484		22.9	15,034
December 31, 2012	20.51	—	2.0167		22.3	16,568
December 31, 2013	26.21	—	1.5957		23.9	22,466
December 31, 2014	24.66	—	2.6251		24.9	23,361
December 31, 2015	22.27	—	1.8767		23.4	22,849
December 31, 2016	22.44	—	2.5295		25.3	25,591
December 31, 2017	24.74	—	2.0989		27.7	30,597
December 31, 2018	21.86	—	2.5137		25.5	30,189
December 31, 2019	26.24	—	1.5436	(a)	29.2	38,367

(1) Date of Initial Public Offering.

(2) Based on latest 12 months accomplished earnings. (3) Assuming reinvestment of all distributions.

(a) Paid on December 27, 2019 to shareholders of record on December 26, 2019.

Approval of Investment Advisory Contract
(unaudited)

In November 2019, the Board of Directors of the Fund renewed the one-year term of the
Investment Advisory Agreement by and between the Fund and the Adviser through November
2020. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. In renewing the Investment Advisory
Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s historical performance; (ii) the Fund’s performance relative to its benchmark; (iii) the expense ratios for peer group funds in the small-cap growth category and the Fund’s risk/return profile as measured by the standard deviation and the Sharpe Ratio; and (iv) the range and quality of the services offered by the
Adviser. The peer group fund data included small-cap growth focused funds with similar asset sizes, number of holdings and market capitalizations and at least a 10-year history.
In terms of the peer group data used for performance comparisons, the Fund’s Class I total return ranked 5th, 17th, 16th and 19th out of 43 funds for the one-, three-, five- and ten-year periods ending September 30, 2019. The Fund’s Class I had the eighth lowest expense ratio among its peer group.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board concluded that the nature, extent and quality of the services to be provided were consistent with the terms of the Advisory Agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds and its benchmarks. The Board reviewed the actual and relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance with respect to its benchmarks and peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down
Fund costs, citing consistently low fees.

The Board considered the cost of services provided and the profits to be realized by the
Adviser from the relationship with the Fund. The Board concluded that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, strategies to improve relative performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (for first and third quarters ending March 31, 2019 or after). The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of December 31, 2019. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions Office and		Principal	in Fund	Other
	Held	Length of	Occupations	Complex Directorships
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA	President,	(3), 30 years	President, Chief Executive	5	None
58(1)(2)	Director		Officer, Chief Investment
	and		Officer and Director,
	Lead		Nicholas Company, Inc.,
	Portfolio		the Adviser to the Fund.
	Manager		He has been the Lead
Portfolio Manager of
Nicholas Fund, Inc. and
Nicholas II, Inc. and
Co-Portfolio Manager of
Nicholas Equity Income
Fund, Inc.

DISINTERESTED DIRECTORS
John A. Hauser	Director	(3), 3 years	Private Investor,	5	None
61			January 2018 to present.
Senior Vice President –
Trust and Community
Relations, Nicolet Bank,
October 2016 to December
2016. Senior Vice President –
Director of Wealth Services,
April 2016 to October 2016.
Prior to its acquisition by
Nicolet Bank in April 2016,
Mr. Hauser served in various
senior management roles for
Baylake Bank from 1984 to
2008 and from 2009
to April 2016.

Directors and Officers of the Fund (continued)
(unaudited)

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex Directorships
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
David P. Pelisek	Director	(3), Elected	Private Investor,	5	None
60		12/20/2019	September 2016 to
present. Managing
Director, Robert W. Baird
& Co., Inc., and Partner,
Baird Capital Partners
Buyout Funds I – V,
January 1994 to
May 2016.

Jay H. Robertson	Director	(3), 17 years	Private Investor,	5	None
68			April 2000 to
present. Chairman
of the Board of
Robertson-Ryan and
Associates, Inc., an
insurance brokerage
firm from 1993 to
March 2000.

Directors and Officers of the Fund (continued)
(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
David L. Johnson, CFA	Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
77(2)	Vice	33 years	the Adviser to the Fund.
President

Lawrence J. Pavelec, CFA	Senior Vice	Annual,	Executive Vice President, Secretary and Chief
61	President	15 years	Operating Officer, Nicholas Company, Inc., the
	and		Adviser to the Fund, and employed by the Adviser
	Secretary		since 2003. He has been Portfolio Manager for
Nicholas High Income Fund, Inc. since
April 2008.

Jennifer R. Kloehn, CPA	Senior Vice	Annual,	Executive Vice President, Treasurer, Chief
46	President,	3 years	Financial Officer and Chief Compliance Officer,
	Treasurer		Nicholas Company, Inc., the Adviser to the Fund.
	and Chief		Compliance Officer and Assistant Vice President
	Compliance		of the Adviser from July 2004 to April 2016.
Officer

Neal O. Dihora, CFA	Senior Vice	Annual,	Senior Vice President and Senior Research
43	President	3 years	Analyst, Nicholas Company, Inc. the Adviser to
	and		the Fund, since 2015. He was named Co-Portfolio
	Co-		Manager of the Fund in November 2016.
	Portfolio		Mr. Dihora was a senior equity analyst at
	Manager		Morningstar from 2010 to 2015.

Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser to
62	President	26 years	the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	David O. Nicholas is a nephew of David L. Johnson.
(3)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy
(unaudited)

     Nicholas Limited Edition, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Notes

Directors and Officers
DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

NEAL O. DIHORA, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

     The Nicholas Family of Funds code of ethics (this “Code”) for the investment companies within the complex (collectively, “Funds” and each, “Company”) applies to the Company’s Principal Executive Officer and Principal Financial Officer (the “Covered Officers” each of whom are set forth in Exhibit A) for the purpose of promoting:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Company;

  compliance with applicable laws and governmental rules and regulations;

  the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

  accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his or her service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his position with the Company.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940

(“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as “affiliated persons” of the Company. The Company’s and the investment adviser’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the

Funds’ Boards of Directors (“Boards”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

Each Covered Officer must:

not use his or her personal influence or personal relationships improperly to influence decisions or financial reporting by the Company whereby the Covered Officer benefit personally to the detriment of the Company;

not cause the Company to take action, or fail to take action, for the individual personal benefit the Covered Officer rather than the benefit of the Company;

not use material non-public knowledge of portfolio transactions made or contemplated for the to trade personally or cause others to trade personally in contemplation of the market of such transactions;

report, at least annually: officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his or her immediate family members holds 5% or more of its outstanding stock;

  Positions as a trustee, executor or other fiduciary;

  Ownership interest in any broker-dealer or bank;

  Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

  Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

     There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jennifer R. Kloehn, she should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jennifer R. Kloehn. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

  service as a director on the board of any public company;

  the receipt of any non-nominal gifts;

  the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

  any ownership interest in, or any consulting or employment relationship with, any of the
  Company’s service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

  a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III. Disclosure and Compliance

  Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Company;

  each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the
  Company’s directors and auditors, and to governmental regulators and self-regulatory organizations;

  each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

  it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

Each Covered Officer must:

  promptly after adoption of the Code or thereafter as applicable upon becoming a Covered Officer, affirm in writing to the Board that he or she has received, read, and understands the Code;

  annually thereafter affirm to the Board that he or she has complied with the requirements of the Code;

  not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

  notify the appropriate person promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jennifer R.
  Kloehn unless the person violating the Code is Jennifer R. Kloehn, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

     Jennifer R. Kloehn is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jennifer R. Kloehn directly, then Mr. David O. Nicholas is responsible for applying the Code to her and he has authority to interpret the Code with respect to such application. Both Jennifer R. Kloehn and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the independent directors.

The Company will follow these procedures in investigating and enforcing this Code:

  Jennifer R. Kloehn or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to her or him;

  if, after such investigation, the officer making such investigation believes that no violation has occurred, they are not required to take any further action;

  any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

  if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

  the independent directors will be responsible for granting waivers, as appropriate; and

  any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder.

Insofar as other policies or procedures of the Funds, the Funds’ adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds’ and their investment adviser’s codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser’s more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

The undersigned, the duly elected secretary of the funds (the "Funds"), does hereby certify that the foregoing Code of Ethics (the "Code") is in the form adopted by the Board of Directors of each such Fund at which such person is the secretary, at a meeting duly called and convened on October 28, 2016, at which meeting all of the members of the Board of Directors, including all of the directors who are not "interested persons" of each such Fund, as such term is defined under the Investment Company Act of 1940, voted in favor of adoption of such Code presented at that meeting, and that the Code, in such form, as amended, has been adopted or will be ratified by all of the directors of each such Fund, including all of the directors of each such Fund who are not "interested persons" of the Fund.

Dated: November 22, 2016

Affirmed: November 22, 2019

/s/ Lawrence J. Pavelec
Lawrence J. Pavelec, Secretary
Nicholas Fund, Inc.
Nicholas II, Inc.
Nicholas High Income Fund, Inc.
Nicholas Equity Income Fund, Inc.
Nicholas Limited Edition, Inc.
Nicholas Money Market Fund, Inc.

Exhibit A

Persons Covered by this Code of Ethics
The Nicholas Company	David O. Nicholas	Jennifer R. Kloehn
Nicholas Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas II, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas Limited Edition, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas High Income Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas Equity Income Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,300 in 2019 and $26,500 in 2018.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,225 in 2019 and $6,292 in 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $18,200 in 2018 and $17,700 in 2017. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2018 and 10/31/2017, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Limited Edition, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: February 28, 2020

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: February 28, 2020

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: February 28, 2020